EXHIBIT 99.10(b)

                               CONSENT OF COUNSEL

      We hereby consent to the reference to our firm included in the prospectus filed as part of Registration Statement No. 33-6486.

                                            SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

New York, New York
April 18, 2001